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                                                                   EXHIBIT 10.05
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          CONFIDENTIAL
     TREATMENT REQUESTED
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   Redacted Form of Agreement



                            SOFTWARE SUPPLY AGREEMENT

     This Agreement, effective as of October 26, 1993, is made between GEOWORKS with offices at 2150 Shattuck Avenue, PH, Berkeley, CA 94704 (hereinafter called "GEOWORKS") and EMBARC COMMUNICATION SERVICES, INC., a subsidiary of Motorola, Inc., with an office at 1500 Gateway Boulevard, Boynton Beach, FL 33426-8292 (hereinafter called "EMBARC").

     WHEREAS, EMBARC desires GEOWORKS to develop a computer software using the GEOWORKS operating system ("GEOS(R)") for providing a graphical environment and for interfacing EMBARC Devices with Target Machines;

     WHEREAS, GEOWORKS agrees to and is capable of developing the computer software, data and other ancillary items and ancillary services, as specified in Exhibit A hereto (hereafter referred to as "the Products").

     NOW THEREFORE, in consideration of the promises and mutual covenants hereafter set forth, and for other good and valuable consideration, the parties hereb agree as follows:

1.0  DEFINITION

     1.1 "EMBARC Devices" means a data receiver and storage device including, but not limited to, the NewsCard.

     1.2 "Target Machines" means the Third Party Platforms including but not limited to the Casio Z7000, Tandy ZPDA, AST Research Grid 2390. Upon mutual agreement as to the specification and schedule, other third party Target Machines shall be included such as the Sharp PT 9000.

     1.3 "Products" means the computer software, including GEOWORKS proprietary software which produces a graphical environment ("GEOS(R)" version 2.0 Object libraries), and documentation, as described in Exhibit A, and modified to EMBARC's specifications including any improvements, enhancements, Fix Release or Revision prepared by GEOWORKS in accordance with this Agreement.

     1.4 "Application" means the computer software developed or to be developed by GEOWORKS which will operate under GEOS to provide, among other things, a graphical environment of and interface between the EMBARC Devices and the Target Machines.

     1.5 "Confidential Information" means (i) the Specifications, the Products, the EMBARC-Owned Software, intellectual property rights, and any trade secrets relating to any of the foregoing, including but not limited to any information relating to either party's product

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plans, designs, cost, prices, names, finances, marketing plans, business opportunities, personnel, research, development or know-how; (ii) any information designated by the disclosing party as confidential in writing, model form, graphics, or information in other tangible forms or, if disclosed orally, designated as confidential at the time of disclosure and reduced to writing and designated as confidential in the writing within thirty days (30) days; and
(iii) the terms, conditions and existence of this Agreement; provided, however that "Confidential Information" will not include information that: (a) is, or becomes, publicly known through no wrongful act on the receiving party's part;
(b) is, at the time of disclosure under this Agreement, already known to the receiving party without restriction on disclosure; (c) is, or subsequently becomes, rightfully and without breach of this Agreement, in the receiving party's possession without any obligation restricting disclosure; (d) is independently developed by the receiving party without breach of this Agreement;
(e) is furnished to a third party by the disclosing party without a similar restriction on the third party's rights; (f) is required to be disclosed by law or applicable legal process provided, however, that a minimum of ten (10) days written notice shall be provided by the party intending to disclose in order to permit the other party to take such action as it deems appropriate to prevent or limit such disclosure; or (g) is explicitly authorized for release by written authorization of the disclosing party.

     1.6 "Deliverables" means the deliverables described in Exhibit A attached hereto and incorporated herein.

     1.7 "Specifications" means the Products' specification set forth in Exhibit B attached hereto and incorporated herein as may be modified from time to time by EMBARC in accordance with Section 3.0, including all documents referenced in those Specifications plus the Specification for other mutual agreed upon Target Machines.

     1.8 "Errors" means any defects in the Products that cause it not to operate in conformance with the Specifications, or unreliable, the existence of which can be verified by both Parties. In the case of compatibility problems, the term "Errors," and GEOWORKS' liability hereunder with respect to such Errors, is limited to a failure to operate compatibly with hardware and software embodiments of the Target Machines or EMBARC Devices as they exist at the time of Acceptance.

     1.9 "EMBARC Service" means the EMBARC Wireless Information Services provided by EMBARC or other services offered by EMBARC to end users of the EMBARC Device, including:

          i)   ###
          ii)  ###; and
          iii) ###

     1.10 "Commercial Service Activation(ed)" means the day when the shipped EMBARC Device is activated and is capable of receiving and continues being capable of receiving the EMBARC Service, however, Commercial Service activation shall not include those activations for purposes of test, trial, demonstration, or evaluation or Commercial Service activation to other than the EMBARC Service.

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     1.11 Critical Problem" means a problem that results in lost or destroyed data, renders the Product substantially inoperable, causes a Product feature failure that cannot be avoided by alternate methods or which otherwise causes a shutdown of the essential operations that are dependent on the Product.

     1.12 Object Code" means a software application program of the Product, machine executable form.

     1.13 "Source Code" means the Object Code expressed in a higher level programming language understandable by humans and including explanatory commentary of program operation.

     1.14 "Fix Release" means a modification of the Product that incorporates Object Code corrections.

     1.15 "Major Problem" means a Product problem which causes a Product feature failure that can be avoided by alternate methods by the end user.

     1.16 "Minor Problem" means a problem which causes only minor inconvenience to the end user including, but not limited to, misspelled error messages and documentation errors.

     1.17 "Revision" means subsequent releases of the Product which contain substantial new features (including but not limited to significant new functions and/or substantial performance improvements over the latest prior Revision or first release of the Product) and which may incorporates Object Code corrections or Fix Release.

     1.18 "Packaging Materials" means the GEOWORKS end-user registration cards, promotional materials, and software end user license agreements with limitations of liability.

2.0  SOFTWARE DEVELOPMENT SERVICES

     2.1 On the terms and conditions set forth in this Agreement, GEOWORKS agrees to perform the Products development services which are directed towards the development and completion of the Products according to Specifications and Project Plan attached hereto as Exhibits B and E, respectively, and incorporated herein. EMBARC and GEOWORKS intend this to be a service contract and the Products to be a custom computer software developed to EMBARC's special order.

     2.2 The Products will be designed to operate with and integrate the EMBARC Devices and the Target Machines.

3.0  CHANGE TO SPECIFICATIONS

     3.1 GEOWORKS acknowledges that EMBARC will have the continuing right to modify the Specifications upon agreement with GEOWORKS prior to EMBARC's final acceptance of the Products, however, such agreement will not be unreasonably withheld.

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EMBARC agrees to pay reasonable nonrecurring engineering cost for any suggested change or modification not contemplated by the parties and if such change or modification includes non trivial development (generally understood to be any
###.

4.0  DELIVERABLES

     As more fully described in the attached Exhibit A, GEOWORKS will deliver to EMBARC the Functional Specifications, Z-E Card version 1.0 and GEOS version 2.0 Object Code libraries, and Product Test Specifications.

5.0  DELIVERY AND ACCEPTANCE

     5.1 Delivery. Delivery will occur when GEOWORKS delivers the complete and tested Deliverables to EMBARC Project Manager or any other EMBARC's designated person accompanied by a written statement from GEOWORKS listing the items delivered and stating that they are ready for EMBARC's acceptance testing. Delivery of computer software may be via electronic transmission or via another medium as agreed by the parties.

     5.2 Testing. EMBARC will examine and test each Deliverables upon delivery for Error(s). Within ### after Delivery, EMBARC will provide GEOWORKS with written acceptance of such Deliverables or a statement of Error(s). If EMBARC provides GEOWORKS with a statement of Error(s), GEOWORKS will forthwith use its best efforts to correct the Error(s) within ###. Within ### of redelivery, EMBARC will provide GEOWORKS with a written acceptance or another statement of Error(s) and GEOWORKS will forthwith use its best efforts to again correct the Error(s) within ###. This procedure will be repeated until EMBARC accepts the Deliverables or rejects the Deliverables due to Error(s).

     5.3 Acceptance. Deliverables will be deemed accepted ("Acceptance") on the earliest to occur of the following:

          (a)  EMBARC providing a written acceptance;

          (b) EMBARC's failure to provide a statement of Error(s) within the time periods set forth in Section 5.2 (Testing);

          (c) EMBARC's release of the Products in the EMBARC Devices intended for Commercial Service, excluding any release for tests, trials, demonstrations, or evaluations; or

          (d)  the first Commercial Service Activation of an EMBARC Device.

     5.4 Notwithstanding Sections 5.1, 5.2 and 5.3, the period for acceptance may be extended by mutual written agreement between the parties.

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6.0  INTELLECTUAL PROPERTY AND GRANT OF LICENSE

     6.1 The copyright, the title, and interest in and to the Products developed pursuant to this Agreement shall belong to GEOWORKS.

     6.2 The intellectual property rights including patent rights, copyrights, trade secret rights, and other proprietary rights in and to the EMBARC Devices, EMBARC Confidential Information and the Specifications shall belong to EMBARC so far as it relates to or includes the EMBARC's intellectual property rights.

     6.3 The intellectual property developed and identified by GEOWORKS as belonging to GEOWORKS shall be and remain the exclusive property of GEOWORKS. Notwithstanding Section 6.1, any intellectual property rights including patent rights, copyrights, trade secret rights, and other proprietary rights in and to the Application belonging to EMBARC shall be and remain the exclusive property of EMBARC and nothing herein shall be construed as granting GEOWORKS a license to use, transfer, reproduce, make or have made EMBARC's intellectual property. The foregoing shall be subject to Section 7.4 (Cross License). However, GEOWORKS shall be free to utilize for any purpose whatsoever, in the course of its business, any technical knowledge, skill or expertise of a generic nature acquired by GEOWORKS in the performance of the Agreement so long at they do not use EMBARC's CONFIDENTIAL INFORMATION or infringe EMBARC's intellectual property.

7.0  GRANT OF LICENSE

     GEOWORKS hereby grants to EMBARC and Motorola, Inc. under its copyright, patents and trade secrets in and to the following:

     7.1 Distribution: a worldwide, ###, non-transferable, and nonexclusive license to display, perform, distribute, to sell, and to lease the Products and Application embedded in or with the EMBARC Devices and the right to sublicense to third parties the use of the Products as the EMBARC Devices so distributed by EMBARC.

     7.2 Reproduction: a worldwide, ###, non-exclusive license to make and to embed exact or specific copies of the Products and Application in the EMBARC Devices and to grant to third party(ies) a sublicense to make and embed exact or specific copies of the Products and Application in connection with and for the production for EMBARC of the EMBARC Devices.

     7.3 Trademarks: a worldwide, ###, non-exclusive, non-transferable license, for the term of this Agreement, to use GEOWORKS' trademarks and logos associated with the GEOWORKS Products, as identified in Exhibit F, solely for the purpose of marketing and distributing the EMBARC Device having GEOWORKS Products embedded therein.

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     7.4  Cross-License

          7.4(a) Background. The Parties agree to negotiate in good faith for a license from EMBARC and Motorola to GEOWORKS of any intellectual property rights which EMBARC and/or Motorola may have in the Application.

          7.4(b) Intent. The Parties agree that the intent of the license is to enable GEOWORKS to license the Application to third parties, including third parties who may be competitors of EMBARC, free of any claim by EMBARC or Motorola of infringement of proprietary rights. The Parties further agree that the intellectual property rights are restricted to the Application and not to any other EMBARC technology such as contained in it's central operations, or Motorola's NewsCard.

          7.4(c) Negotiation. The Parties agree to negotiate promptly, diligently and in good faith to establish the term, conditions and scope of the license, consistent with the foregoing statements of background and intent. EMBARC agrees to obtain the participation of Motorola as a Licensor in the license agreement.

          7.4(d) ###. The license will require ### to pay to ### a ### for ### by ### from the ### of the ### to ### not to exceed the ### ###.

          7.4(e) No Admissions. Nothing in this Software Supply Agreement shall constitute an admission by either party of the other party's disputed assertions regarding the ownership of intellectual property rights in and to the Application.

     7.5 No Implied License. There is no implied licenses under this Agreement and any rights not expressly granted to one party hereunder are reserved by the other party.

     7.6 GEOWORKS shall provide the Products and Application free and clear of all liens, encumbrances, licenses and or sublicenses whatsoever.

8.0  ADVERTISING, TRADEMARKS USAGES/PROTECTION AND PUBLICITY

     8.1 GEOWORKS Proprietary Notices. As a condition to the licenses granted to EMBARC, EMBARC shall reproduce and include GEOWORKS' proprietary notices in the form, manner and location established in Exhibit F.

     8.2 GEOWORKS' Logo. GEOWORKS' logo, as shown in Exhibit F, will appear (1) on the outer package containing each EMBARC Device (e.g., by means of a stick-on label); (2) on the EMBARC Devices' Manual; (3) on a mutually acceptable screen display; and (4) a mutually agreed location on the exterior surface of each EMBARC Device.

     8.3 Materials Packed with the EMBARC Device. Each EMBARC Device shall be packaged to include the Packaging Materials provided by GEOWORKS, provided that EMBARC may use at its discretion its own end user license agreement for the embedded Products, subject to the prior review and approval of GEOWORKS, such approval not to be unreasonable withheld. EMBARC will have the right to preapprove the GEOWORKS' Packaging Materials to be included with the EMBARC Device, such approval not to be unreasonably withheld or delayed (EMBARC to reply to GEOWORKS within ### days).

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     8.4  Acknowledgment of EMBARC. GEOWORKS may be entitled to use EMBARC's name and the trade name of EMBARC's EMBARC Devices in GEOWORKS promotional literature and marketing materials upon GEOWORKS' receipt of prior approval from EMBARC, such approval not to be unreasonably withheld. EMBARC shall review (within ### days) any such requests made by GEOWORKS under this section.

     8.5 End User Registration Data. If EMBARC approves the materials provided by GEOWORKS, EMBARC will mail, at GEOWORKS expense, the approved material to the end-users of the GEOWORKS' Products, such approval by EMBARC not to be unreasonable withheld.

9.0  ROYALTY

     9.1 Royalty Payments. EMBARC will make Royalty Payments in accordance with Schedule C.

     9.2 No Second Royalty Payment. If any EMBARC Devices and/or Target Machines are returned, GEOWORKS will receive no additional royalty by virtue of any repair or replacement of the returned EMBARC Device and/or Target Machine.

     9.3  Records. EMBARC shall maintain complete and correct records for three
(3) years establishing the number of Commercial Service Activated EMBARC Devices and Royalty Payments according to Schedule C.

     9.4 Credit Against Earned Royalty. EMBARC shall be entitled to a credit against actual royalty earned by GEOWORKS in accordance with Schedule C.

     9.5 EMBARC and GEOWORKS agree that ###. The Royalty payments will be made on a quarterly basis ("Payment Period"). The accrued Royalty payments will become due within ninety (90) days of such Payment Period. The quarterly period comprises the first quarter ###, second quarter ###, third quarter ### and fourth quarter ### of each year, and all Product Royalty payments will accrue within its respective quarter.

     9.6 Audits. At reasonable times during the terms of this Agreement for the time period of Section 9.3, an independent third party representative using acceptable accounting rules, acceptable to EMBARC, and upon reasonable notice, but in no event less than thirty (30) days notice, and during EMBARC's normal business hours, shall have the right to conduct an audit of the records of
Section 9.3 to verify the Royalty Payments. EMBARC shall pay any overdue payments revealed by such audit which are verifiable by EMBARC, together with interest thereon at a rate of 1.5% per month from the due date until paid. Such audit shall not be conducted for more than once per year. GEOWORKS may, within twelve month of the

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expiration or termination of this Agreement, elect to conduct an audit for any period within the one (1) year period preceding such expiration or termination that has not already been audited. In the event that such audit reveals an overpayment to GEOWORKS, GEOWORKS shall reimburse EMBARC for such overpayment, ### thereon at the ### from the ### until ###.

10.  SUPPORT

     10.1 Customer support.

          10.1(a) EMBARC will provide first level customer support to its customers.

          10.1(b) GEOWORKS will provide second level support to EMBARC. GEOWORKS further agrees to provide, ### to EMBARC on-going support and maintenance for the Product pursuant to this Section 10.

     10.2 Training. GEOWORKS shall provide, at a mutual agreed time, ### knowledgeable instructor, ### to EMBARC other than ###, at a site designated by EMBARC, for ### to train EMBARC personnel on the operation GEOWORKS' Products to enable EMBARC's personnel to become familiar with the operation of the GEOWORKS' Products.

     10.3 Subject to this Section 10 GEOWORKS agrees:

          a) to have trained support personnel with working knowledge of the Product available for telephone consultation with EMBARC's support personnel.

          b) to respond to a CRITICAL PROBLEM within ### such that, through GEOWORKS' good faith best efforts, the Critical Problem is either corrected or GEOWORKS provides a reasonable way to resolve the Critical Problem, provided that if the Critical Problem is of a complexity that it may not be capable of being corrected within such ### period, GEOWORKS shall not be in default hereunder if it had informed EMBARC of the nature of the Critical Problem within the ### period and has proceeded diligently and in good faith to correct such Critical Problem;

          c) to respond to a Major Problem within one (1) week such that, through GEOWORKS' good faith best efforts, the Major Problem is either corrected or GEOWORKS provides a reasonable way to resolve the Major Problem, GEOWORKS shall not be in default hereunder if it had informed EMBARC of the nature of the Major Problem within the one (1) week period and has proceeded diligently and in good faith to correct such Major Problem; and

          d) to correct a Minor Problem in the next Fix Release or Revision of the Product; and

     10.4 GEOWORKS' obligations under Section 10.3 are conditioned upon EMBARC:

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          a)   giving timely notice of Product problems to GEOWORKS' support personnel, such notice to be confirmed via written notice (per Section 18.8) within ten (10) business days;

          b) using good faith efforts to convey an accurate description of the problem, to provide potential reasons causing the problem if known, and to create an appropriate environment, including providing reasonable technical assistance where appropriate, for allowing GEOWORKS to inquire further about the nature of the problem; and

          c) based upon Section 10.4b, reasonably classifying a problem reported to GEOWORKS as a Critical Problem, Major Problem or Minor Problem.

     10.5 Critical Problems will be handled as follows:

     Upon EMBARC's and GEOWORKS' reasonable assessment, GEOWORKS will provide to EMBARC, support personnel with a working knowledge of the Product and appropriate test equipment at a location jointly agreed to by EMBARC and GEOWORKS to resolve Critical Problems.

     10.6 GEOWORKS, within ### of resolving a Critical Problem, will provide to EMBARC, ###, a Fix Release.

     10.7 The parties agree to supply the other party with a current and ongoing exchange of information relative to any problem encountered by customers pertaining to the Product. The parties understand and agree that the right and duty to exchange information is to be broadly construed, and encompasses situations that do not call for a party's response under Sections 10.3,10.4, and 10.5.

11.0. REVISIONS AND REPLACEMENT PRODUCTS

     11.1 During the term of this Agreement, if GEOWORKS develops a new Revision, whether or not at EMBARC's request, ###. However, if GEOWORKS develops a new Revision to the operating system, GEOWORKS will offer same to EMBARC, ###. If EMBARC still desires to obtain such new Revision despite the engineering efforts, ### to EMBARC for GEOWORKS to make such Revision compatible with the EMBARC Device.

     11.2 GEOWORKS shall deliver the new Revision to EMBARC, ###, within thirty
(30) days of its release in accordance with Section 5 (Delivery).

     11.3 GEOWORKS shall provide EMBARC with ### notice prior to public announcement regarding Revisions.

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     11.4 GEOWORKS agrees to provide reasonable support for prior versions for not less than ### after any Fix Releases, or Revisions.

12.0 WARRANTIES AND INDEMNIFICATION

     12.1 Warranties. With respect to all subject matter, including the GEOWORKS-Owned software, ideas, inventions, creations, works, processes, designs and methods, that GEOWORKS will disclose or use in its performance of the Services or the granting of any rights under this Agreement, GEOWORKS warrants that it has the right to make such disclosure, use and grant without liability to others. GEOWORKS further warrants that: (i) the Products will be substantially Error-free, the remedy for breach of this warranty shall be the Error correction set forth in Section 10; (ii) the Products is or will be original with GEOWORKS or the holder of licensed rights; (iii) the Products does not and will not infringe any patent rights, copyrights, mask work rights, trade secret rights or other proprietary rights of others; (iv) GEOWORKS will be the sole and exclusive owner of the Products and any Derivative Works prepared by GEOWORKS pursuant to this Agreement and the rights granted to EMBARC in this Agreement; (v) GEOWORKS has not previously granted and will not grant any rights in the Products or its Derivative Works to any third party that are inconsistent with the rights granted to EMBARC herein; (vi) GEOWORKS has full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to EMBARC; and (vii) to GEOWORKS' knowledge, the Products provided under this Agreement does not infringe or violate any United States or foreign patent, copyright, trademark, trade secret or other proprietary right of a third party.

     12.2. GEOWORKS further warrants to EMBARC that the Software or its operation or use will be Error-free, the remedy for breach of this warranty shall be the Error correction set forth in Section 10.

     12.3. EMBARC hereby warrants that EMBARC owns all right, title and interest in and to the EMBARC Devices, and in and to the EMBARC Service, or has obtained or will obtain the right to market the EMBARC Devices and EMBARC Service, or any portion thereof from third parties who do own the EMBARC Devices and EMBARC Service, or any portion thereof.

     12.4 GEOWORKS Infringement Indemnity and Duty to Correct.

          (a) GEOWORKS Infringement Indemnity. GEOWORKS will, at its expense and at EMBARC's request, defend any claim or action brought against EMBARC and EMBARC's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent that it is based on a claim that the Products provided under this Agreement infringes or violates any United States or foreign countries patents, copyright, trademark, trade secret or other proprietary right of a third party, and GEOWORKS will indemnify and hold EMBARC harmless from and against any costs, damages and fees reasonably incurred by EMBARC, including but not limited to fees of attorneys and other professionals, that are attributable to such claim or

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action; provided that: (i) EMBARC gives GEOWORKS reasonably prompt notice in writing of any such claim or action and permits GEOWORKS, through counsel of its choice, to answer the charge of infringement and defend such claim or action; and (ii) EMBARC provides GEOWORKS information, assistance and authority, at GEOWORKS' expense, to enable GEOWORKS to defend such claim or action. GEOWORKS may not settle any claim or action on EMBARC's behalf without EMBARC's written permission and in the event EMBARC and GEOWORKS agree to settle a claim or action, GEOWORKS agrees not to disclose the settlement nor to permit the party claiming infringement to disclose the settlement without first obtaining EMBARC's written permission which will not be unreasonably withheld. This indemnity does not extend to any suit based upon infringement of any patents, copyright, trademark, trade secret or other proprietary right of a third party by the combination of GEOWORKS Products and with the EMBARC Devices if such infringement would have been avoided by the use of the GEOWORKS Products alone.

          (b) Duty to Correct. If the Products become or is likely to become the subject of a claim or action covered by Section 12.4(a), GEOWORKS will, at GEOWORKS' option and expense: (i) procure for EMBARC the past right to make, use and sell and the future right to continue to make, use and sell the Products;
(ii) replace or modify the Products to make such non-infringing, provided that the same function is performed by the replacement or modified Products to EMBARC's satisfaction, the cost and all ancillary cost associated with recalling, modifying and replacing the Products shall be borne by GEOWORKS; or
(iii) if the past and future rights to continue to make, use and sell cannot be procured or the Products cannot be replaced or modified at reasonable expense, reimburse EMBARC for any unearned portion of the Royalty Advance paid under this Agreement.

     12.5 Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS SECTION 12, ALL WARRANTIES WITH RESPECT TO THE LICENSED SOFTWARE INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXCLUDED.

13.0 LIMITATION OF LIABILITY

     EXCEPT AS PROVIDED FOR EACH PARTY'S INDEMNITY OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTIONS 12.4(a) and 12.5 AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE WAS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT PAID BY EMBARC TO GEOWORKS UNDER THIS AGREEMENT.

14.0 CONFIDENTIALITY

     Each party will protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that each party uses to protect its own like

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information, but in no event less than reasonable care. Neither party will use the other's Confidential Information for purposes other that those necessary to directly further the purposes of this Agreement. Neither party will disclose to third party the existence of this Agreement.

15.0 TERM

     This Agreement will commence on October 26, 1993 and will continue for five
(5) years. Thereafter, it will be automatically renewed for a three (3) year term, provided however, that either party may terminate this Agreement at any time during the three (3) year renewal term on six (6) months written notice pursuant to section 18.8 prior to termination.

16.0 TERMINATION

     16.1 Termination for Cause By Party. Either party shall have the right to terminate this Agreement immediately upon written notice to the other party if:

          (a) the other party is in material breach of any warranty, term, conditions, covenants of, or obligations under this Agreement other than those contained in Section 14.0 and fails to cure that breach within thirty (30) days after thirty (30) days of receiving written notice of the breach; or

          (b) other party is in material breach of any warranty, term, condition, covenant, or obligation under section 14.0; or

          (c) the other party: (i) becomes insolvent; (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; (iii) admits in writing its solvency or inability to pay its debts or perform its obligation as they mature; or (iv) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment, or composition of general assignment for benefit of creditors that is not dismissed with prejudice within thirty (30) days after the institution of such proceeding.

          Termination under subsection (a) above will become effective automatically upon expiration of the cure period in the absence of a cure or a written agreement to the contrary signed by a duly authorized EMBARC personnel. Termination under subsections (b) and (c) will become effective immediately upon written notice of termination at any time after the specified event or the failure of the specified proceedings to be timely dismissed.

     16.2 Effect of Termination. Upon any termination of this Agreement, each party immediately will return to the other party its Confidential Information provided thereto or will confirm in writing the destruction of the Confidential Information. Also upon termination of this Agreement, each party will be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that any of the provisions of Sections 1.0, 6.0, 7.4, 9.0,10.0,14.0, 16.2, 16.3,16.4, 17.3(a) and 18.0 will survive termination of Ws Agreement. Termination will not relieve GEOWORKS and EMBARC from any liability arising from any breach of this Agreement. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms and termination of this Agreement will be without prejudice to any other right or remedy of either party.

     16.3 Termination Payments. In the case of termination of this Agreement due to GEOWORKS' uncured material breach, GEOWORKS shall reimburse EMBARC for any unearned portion of the Royalty Advance paid under this Agreement. In the case of termination by GEOWORKS because of an uncured material breach by EMBARC prior to Acceptance under Section 16.1, GEOWORKS will be entitled to retain the Royalty Advance already paid or payable to GEOWORKS pursuant to the terms of this Agreement.

     16.4 Rights after Termination. If the Agreement is not terminated due to a material breach by EMBARC, EMBARC shall have the right to continue to distribute its on-hand inventory of EMBARC Devices in accordance with the terms and conditions of this Agreement for a period of ### following such termination or expiration subject to section 9.0 (Royalities).

17.0 SOURCE CODE ESCROW

     17.1 Appointment of Agent. The parties appoint Data Securities International (DSI) as an escrow agent, and agree to execute an Escrow Agreement substantially in the form of Exhibit G attached hereto.

     17.2 Deposit. Upon EMBARC's Acceptance of the Products, and within ten (10) days of EMBARC's acceptance of each Fix Release, or Revision thereto, GEOWORKS will deliver to the escrow agent the most current copy of the Source Code of the Products and all definition libraries and utilities necessary for the creation of an executable program. If third Party(ies) hardware and/or Software is needed to edit, debug, modify, or compile the programs, GEOWORKS shall identify and deposit such identification of hardware and/or software of the third party herewith.

     17.3 Release. The escrow agent shall deliver the Source Code deposit and all definition libraries and utilities necessary for the creation of an executable program to EMBARC upon: (i) GEOWORKS or a successor in interest to GEOWORKS by merger, by operation of law, assignment purchase or otherwise, by finding of a court or arbitrator, ceases to provide maintenance and support for the Software generally after written notice from EMBARC, and that the delivery of the Source Code is thereby made necessary; or (ii) any one or more of the following circumstances occurs, uncorrected for more than thirty (30) days; entry of an order for relief under Title 11 of the United States Code; the making by Licensor of a general assignment for the benefit of creditors; the appointment of a general receiver or trustee in bankruptcy of Licensor's business or property; the bankruptcy or liquidation or Licensor's express written decision not to continue to support or maintain the Software.

          17.3 (a) Upon release of the Source Code to EMBARC and Motorola, Inc., EMBARC and Motorola, Inc. shall have and GEOWORKS hereby grants a nonexclusive, worldwide, perpetual, license to use in order to correct Error(s), to modify, to reproduce, to merge or to translate the Source Code for EMBARC's use pursuant to this Agreement.

                                          --------------------------------------
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                                          omitted and filed separately with the
                                          Commission.
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

          EMBARC and Motorola, Inc. agree to pay ### as liquidated payment to a trustee in bankruptcy or receiver to expedite the release of the Source Code to EMBARC and Motorola, Inc. EMBARC and Motorola, Inc. shall treat the Source Code as confidential, and shall protect the Source Code from disclosure in the same manner and with the same level of care with which EMBARC or Motorola, Inc. protect confidential information concerning their proprietary products from disclosure.

18.0 GENERAL

     18.1 Force Majeure. Neither party shall be liable for any delay in meeting or for failure to meet it's obligations under the Agreement due to any cause outside its reasonable control including, without limitation, strikes or lockouts, Acts of God or of the public enemy, war, riot, malicious acts of damage, fire, acts of governmental authority, failure of the electricity supply, failure or delay on the part of any subcontractors beyond its reasonable control, or the non-availability or shortage of materials. The delayed party's time for performance or cure under this Section 18.1 will be extended for a period equal to the duration of the cause or sixty (60) days, whichever is less.

     18.2 Independent Contractor. In performing the Agreement, GEOWORKS is acting as an independent contractor and not as an employee or agent of EMBARC or joint ventures of EMBARC. Each party agrees that it has no authority hereunder to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the other party. The parties will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

     18.3 Insurance. GEOWORKS will maintain insurance to protect itself from claims: (i) by GEOWORKS' employees, agents, and subcontractors under workers' compensation and state disability acts; (ii) for damages because of bodily injury, sickness, disease or death of its employees or of any other person that arise out of any negligent act or omission or willful misconduct of GEOWORKS or GEOWORKS' employees, agents or subcontractors; and (iii) for damages because of injury to or destruction of tangible property including loss of use resulting therefrom that arise out of any negligent act or omission of GEOWORKS or GEOWORKS' employees, agents or subcontractors. GEOWORKS will insure all EMBARC's property in its possession or control, including but not limited to, any loaned equipment, against all loss and damage and will reimburse EMBARC for any such loss or damage.

     18.4 Assignment. Neither party may assign or delegate its obligations under this Agreement either in whole or in part, without the prior written consent of the other party. Any attempted assignment in violation of the provisions of this
Section 18.5 will be voidable by the other party.

     18.5 Applicable Law. This Agreement will be governed and construed in accordance with the laws of the United States and the State of Florida.

                                          --------------------------------------
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                                          Commission.
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

     18.6 Severability. If, for any reason, a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

     18.7 Notices and Other Communications. All notices required or permitted under this Agreement will be in writing, will reference this Agreement and will be deemed given when: (i) delivered personally; (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) day after deposit with a commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the addresses set forth below to or such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 18.8.

     Notices to GEOWORKS

     For the attention of:    Mr. Gordon E. Mayer
                              President and C.O.O.
                              Geoworks
                              cc: Jordan Breslow
     At:                      2150 Shattuck Avenue
                              Suite PH
                              Berkeley, CA 94704

     Notices to EMBARC

     For the attention of:    Mr. Rick Kane; or the
                              General Manager of EMBARC
     At:                      Motorola, Inc.
                              1500 Gateway Boulevard
                              Boynton Beach, FL 33426-8292

     18.8 No Waiver. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

     18.9 No Rights in Third Parties. This Agreement is made for the benefit of GEOWORKS and EMBARC and their respective subsidiaries and affiliates, if any, and not for the benefit of any third parties except the grant to EMBARC to license third party(ies) to use the Products.

     18.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     18.11 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     18.12 Construction. This Agreement has been negotiated by the parties and their respective counsels. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     18.13 Trademark Use. Neither party shall be permitted to use, without the other party's prior written consent, any trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose, including, but not limited to, use in connection with the product or its promotions, advertisements or exhibitions; provided, however, that upon EMBARC's final acceptance or commercial release of the Product, GEOWORKS may indicate in promotional materials that EMBARC is a client or a customer of EMBARC.

     18.14 Complete Agreement. This Agreement, including all Exhibits, constitutes the entire Agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of both parties.

     18.15 Compliance With U.S. Export Laws. The parties agree never to export directly or indirectly, either its proprietary products, technical data, or software as the case may be, licensed or furnished to either party pursuant to the Agreement to any country outside the United States which export may be in violation of Section 379.4 of the Export Administration Regulations, or any other U.S. Export Control Law or Regulation.

     18.16 Overhead Accounts. In order to provide familiarity with the EMBARC Service, EMBARC will make up to ### EMBARC Devices available to GEOWORKS' full-time employees to purchase ###. EMBARC will provide the basic service ### to the GEOWORKS' employees who purchased the EMBARC devices. EMBARC will also provide up to a maximum of ### complementary promotional accounts to GEOWORKS executives for the basic service including the information service ### per user per month. The EMBARC Devices and services provided to GEOWORKS and its GEOWORKS employees shall not be included in the calculation of royalty payment to be paid to GEOWORKS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

 GEOWORKS                                   EMBARC

 By        /s/ Gordon E. Mayer              and By    /s/ Janiece S. Webb
   ---------------------------------              ------------------------------
 Title     President and C.O.O.             Title     Corp V.P. & G.M.
      ------------------------------             -------------------------------
 Signed    Gordon E. Mayer                  Signed    Janiece S. Webb
       -----------------------------              ------------------------------
 Date      1/27/94                          Date      1/25/94
     -------------------------------            --------------------------------

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

                                   SCHEDULE A

                                  Deliverables

 The Products are:

     1.   Functional Specification

     2.   Periodic status reports and reviews

     3. Z-E Card version 1.0 and GEOS version 2.0 Object Code libraries (beta version)

     4.   Z-E Card version 1.0 and GEOS version 2.0 Object code (final version)

     5.   User Guide Review

     6.   Product Test Specification

     7. Fixed Releases or Revisions of items 2, 3, and 4 for the Sharp Target Machine indicated above.

     8.   Warranty releases and Fixed Release or Revisions.

 The definition of the Z-E Card version 1.0 and GEOS version 2.0 Object Code libraries are as specified in Zoomer EMBARC Project Specification, November 8,1993 attached hereto as Exhibit B and incorporated herein.

                                   SCHEDULE B

                                 Specifications


                           see attached dated 11/8/93

                                       ###


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                                       ###


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                                          Commission.
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###


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                                          omitted and filed separately with the
                                          Commission.
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

###


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                                          omitted and filed separately with the
                                          Commission.
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###


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                                          omitted and filed separately with the
                                          Commission.
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

###


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                                          omitted and filed separately with the
                                          Commission.
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

###


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                                          omitted and filed separately with the
                                          Commission.
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

###


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                                          omitted and filed separately with the
                                          Commission.
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

###


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                                          Commission.
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


                                   SCHEDULE C

                                     Royalty

     Royalty Advance. EMBARC will pay to GEOWORKS a Royalty Advance of ###. The ### of the Royalty Advance will be paid according to the following schedule and upon the occurrence of the each events:

     Signing of the Letter of Intent     ###
     Delivery of Beta Software           ###
     Acceptance of Products              ###

     EMBARC will pay the ### of the royalty advance over a period of ### from the first Commercial Service Activation of an accepted Product embedded in the EMBARC Devices according to the following schedule:

     At the end of the ### period:       ###

     At the end of the ### period:       ###

     At the end of the ### period:       ###

     Credit Against Royalty Advance. EMBARC shall be entitled to a credit against any actual royalty amount due to GEOWORKS of ### of the Royalty Advance paid by EMBARC. EMBARC will apply such Royalty Advance credit to all Royal Payments as they become due. Within ninety (90) days after the end of each Payment Period, as defined in this Exhibit C, EMBARC will pay to GEOWORKS the actual Royalty payment only to the extent that the amount of Royalty payment due exceeds the amount of Royalty Advances which have been paid and have not been recovered as Royalties due as of the end of said Payment Period.

     Royalty Fee Motorola will remit to GEOWORKS a quarterly payment with a report showing how the Royalty Payment was calculated. The per-EMBARC Device fee ("Royalty Payment") will be made up of three (3) components to be disbursed to GEOWORKS within ninety (90) days of the end of each Payment Period. EMBARC and GEOWORKS agree that there will be no Royalty Payments due to GEOWORKS for any EMBARC Devices used for the following purposes:

     i)   ###;
     ii)  ###;
     iii) ###; or
     iv)  ###.

1.   Product Royalty

                                          --------------------------------------
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                                          omitted and filed separately with the
                                          Commission.
                                          --------------------------------------

The Product Royalty fee is ### per-EMBARC Device sold after receipt by EMBARC of funds from user(s) or resale agent(s), less any returns.

2.   Service Royalty Fee

     The service royalty fee is calculated as ### of EMBARC's collected revenue on the ###, plus ### of EMBARC's collected revenue on ### services for each EMBARC Device Commercial Service Activated with the EMBARC Service Activated during the term of this Agreement.

3.   Messaging Royalty Fee

     The Messaging Royalty Fee is calculated as ### of the revenue generated by EMBARC from messaging to/from the EMBARC Devices. Due to the lack of a mechanical system to make this calculation, EMBARC will conduct an audit at the end of the first six months of the most current month's messaging revenue from all Z-E card in commercial service, determine the total messaging amount for that month, and calculate the Messaging Royalty Fee due as ### of that amount. This monthly Messaging Royalty Fee will apply monthly until the next audit period, and will be due with the quarterly Royalty Payment. This procedure will continue until an automated method is available and another procedure is agreed to by both parities.


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                                          Commission.
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

                                   SCHEDULE D
                            SOURCE CODE ESCROW RIDER

     RIDER made this 26 day of October, 1993 by and between GEOWORKS with offices at 2150 Shattuck Avenue, Berkeley, California 94704 ("Licensor") and EMBARC COMMUNICATION SERVICES, INC. and Motorola, Inc. ("Licensees") to the Software License Agreement between the Licensee and Licensor dated Oct. 26, 1993 ("Software Supply Agreement").

     1. Priority. In the event of any conflict or inconsistency between the provisions of this Rider and those contained in the Software Supply Agreement, the provisions of this Rider shall prevail and govern.

     2. Source Code Escrow. Within thirty (30) days after the final acceptance date, Licensor, at Licensor's cost, agrees to place the Source Code of the Software Program and all definition libraries and utilities necessary for the creation of an executable program into escrow with the third party Escrow Agent, upon Licensee's written consent to the choice of Escrow Agent, such consent will not be unreasonably withheld. Such Source Code of the Software Program and all definition libraries and utilities necessary for the creation of an executable program shall be updated by Licensor within ten (10) days after a new Software release (Fix Release or Revision) has been issued to the Licensees. The escrow agent shall deliver the Source Code deposit and all definition libraries and utilities necessary for the creation of an executable program to EMBARC upon:
(i) GEOWORKS or a successor in interest to GEOWORKS by merger, by operation of law, assignment purchase or otherwise, by finding of a court or arbitrator, ceases to provide maintenance and support for the Software generally after written notice from EMBARC, and that the delivery of the Source Code is thereby made necessary; or (ii) any one or more of the following circumstances occurs, uncorrected for more than thirty (30) days; entry of an order for relief under Title 11 of the United States Code; the making by Licensor of a general assignment for the benefit of creditors; the appointment of a general receiver or trustee in bankruptcy of Licensor's business or property; the bankruptcy or liquidation or Licensor's express written decision not to continue to support or maintain the Software. The occurrence of the described events shall not constitute an escrow release condition if, within said thirty (30) day period, Licensor (including its receiver or trustee in bankruptcy) provides willingness to fulfill all of its maintenance and support obligations. If the Source Code of the Software is released to Licensees, Licensees agree to keep it confidential in the same manner in which Licensees keep its confidential information, but in no case less than reasonable care.

     3.0 Release. Upon release of the Source Code to Licensees, Licensees shall have and Licensor hereby grants a non-exclusive, worldwide, perpetual, license to use, to correct Errors, to modify, to reproduce, merge or translate the Source Code for Licensees' use pursuant to this Agreement. Licensees agree to pay a sum not exceeding ### as liquidated payment to a trustee in bankruptcy or receiver to expedite the release of the Source Code to Licensees. Licensees shall


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                                          Commission.
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                                                                         Page 21
treat the Source Code as confidential, and shall protect the Source Code from disclosure in the same manner and with the same level of care with which Licensees protect confidential information concerning their proprietary products from disclosure.

 Licensees and Licensor have read and agree to the terms and conditions on the Rider. This Rider shall be effective when executed by Licensor.

 GEOWORKS                              EMBARC Communication Services, Inc.

 By      /s/ Gordon E. Mayer           and By     /s/ Janiece S. Webb
   ------------------------------             ----------------------------------
 Title   President and COO             Title      Corp V.P. & G.M.
       --------------------------            -----------------------------------
 Date    1/27/94                       Date       1/25/94
      ---------------------------           ------------------------------------

                                   SCHEDULE E

                                  Project Plan

 The following schedule has been established for the Z-E Card Version 1.0 and the GEOS Object libraries:

                                 Contract Award
                    ----------
                                 Beta version delivered to Motorola
                    ----------
                                 Final version delivered to Motorola
                    ----------
                                 Beta version for Sharp
                    ----------
                                 Final version for Sharp
                    ----------


Other milestones to be mutually defined and agreed upon.

                                   SCHEDULE F

                      Geoworks Logo and Proprietary Notice

               GEOWORKS TRADEMARKS, LOGOS AND PROPRIETARY MARKINGS

[To be amended by GEOWORKS from time to time during the term of this Agreement.]

1.   TRADEMARKS

      GEOS (R)
      GEOWORKS (R)

2.   LOGO

     [see attached]

3.   PROPRIETARY MARKINGS

     For screen, packaging and documentation:

          Geoworks(R) application software and GEOS(R) operating system software copyright (C)1990-1993 Geoworks. All rights reserved. Patent pending.

          Geoworks(R) and GEOS(R) are Registered Trademarks of Geoworks in the United of America and other countries.

          LOGO [See attached]







GEOWORKS - EMBARC
SOFTWARE SUPPLY AGREEMENT Page 21         CONFIDENTIAL              MOTOLIC3.N16

                                      LOGO



                                    [GRAPHIC OMITTED]

 [OBJECT OMITTED]